UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 19 June 2019

LANDSTAR, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-30542	86-0914051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 J Morris Commons Lane, Suite 105
Morrisville, North Carolina 27560	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 919-858-6542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01	Entry into a Material Definitive Agreement.

On 19 June 2019 LandStar, Inc. (the “Company”) entered into following agreements for the amendment of the following three respective convertible notes (collectively, the “Notes”):

1. The Company and SMEA2Z LLC (“SME”) entered into an Amendment and Forbearance Agreement (the “SME Agreement”). The Company had previously issued to SME that certain 8% Convertible Redeemable Note in the original principal amount of Two Hundred Twenty Thousand Dollars ($220,000) on 23 October 2018, with a maturity date of 23 July 2019 (the “SME Note”). Under the SME Agreement, SME agreed to forbear from enforcing its rights under the SME Note with regard certain possible events of default under the SME Note, and the Company and SME further agreed to amend the SME Note as follows:

a.	The maturity date was extended to 15 April 2020;

b.	SME can convert the SME Note into shares of the Company’s common stock only upon the earlier of (i) 15 April 2020; or, (ii) any event of default under the SME Note.

c.	As of 19 June 2019, the principal face amount of the SME Note was increased to Two Hundred Forty Two Thousand Dollars ($242,000).

d.	As of 19 June 2019, the interest rate under the SME Note was increased to twelve percent (12%) per annum.

e.	The conversion price under the SME Note shall be equal to sixty five percent (65%) of the lesser of the lowest trading price of the Company’s common stock for (i) the 20-days immediately preceding the 19 June 2019; or, (ii) the 20-days immediately preceding the date of conversion.

f.	As soon as practicable, though not more than 30-days after 19 June 2019, the Company shall comply with the terms of the SME Note for the reservation of shares for conversion under the SME Note.

2. The Company and AFT FUNDING CORP. (“AFT”) entered into an Amendment and Forbearance Agreement (the “AFT Agreement”). The Company had previously issued to AFT that certain 8% Convertible Redeemable Note in the original principal amount of One Hundred Ten Thousand Dollars ($110,000) on 16 October 2018, with a maturity date of 16 July 2019 (the “AFT Note”). Under the AFT Agreement, AFT agreed to forbear from enforcing its rights under the AFT Note with regard certain possible events of default under the AFT Note, and the Company and AFT further agreed to amend the AFT Note as follows:

a.	The maturity date was extended to 15 April 2020;

b.	AFT can convert the AFT Note into shares of the Company’s common stock only upon the earlier of (i) 15 April 2020; or, (ii) any event of default under the AFT Note.

c.	As of 19 June 2019, the principal face amount of the AFT Note was increased to One Hundred Twenty One Thousand Dollars ($121,000).

d.	As of 19 June 2019, the interest rate under the AFT Note was increased to twelve percent (12%) per annum.

e.	The conversion price under the AFT Note shall be equal to sixty five percent (65%) of the lesser of the lowest trading price of the Company’s common stock for (i) the 20-days immediately preceding the 19 June 2019; or, (ii) the 20-days immediately preceding the date of conversion.

f.	As soon as practicable, though not more than 30-days after 19 June 2019, the Company shall comply with the terms of the AFT Note for the reservation of shares for conversion under the AFT Note.

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3. The Company and BLUE CITI LLC (“Blue Citi”) entered into an Amendment and Forbearance Agreement (the “Blue Citi Agreement”). The Company had previously issued to Blue Citi that certain Consolidated Note in the original principal amount of Eight Hundred Twenty Nine Thousand Six Hundred Eighty Dollars ($829,680) on 30 September 2018, with a maturity date of 31 March 2020 (the “Blue Citi Note”). Under the Blue Citi Agreement, Blue Citi agreed to forbear from enforcing its rights under the Blue Citi Note with regard certain possible events of default under the Blue Citi Note, and the Company and Blue Citi further agreed to amend the Blue Citi Note as follows:

a.	Blue Citi can convert the Blue Citi Note into shares of the Company’s common stock only upon the earlier of (i) 31 March 2020; or, (ii) any event of default under the Blue Citi Note.

b.	As of 19 June 2019, the principal face amount of the Blue Citi Note was increased to One Million Eighty Three Thousand Five Hundred Dollars ($1,083,500).

c.	As of 19 June 2019, the interest rate under the Blue Citi Note was increased to twelve percent (12%) per annum.

d.	The conversion price under the Blue Citi Note shall be equal to eighty five percent (85%) of the lesser of the lowest trading price of the Company’s common stock for (i) the 20-days immediately preceding the 19 June 2019; or, (ii) the 20-days immediately preceding the date of conversion.

e.	As soon as practicable, though not more than 30-days after 19 June 2019, the Company shall reserve one billion three hundred million (1,300,000,000) shares of its common stock for conversion under the Note. No later than 90-days after 19 June 2019, the Company shall increase that reserve so as to fully comply with the terms of the Blue Citi Note for the reservation of shares for conversion under the Blue Citi Note.

The foregoing descriptions of the SME Agreement, the AFT Agreement, and the Blue Citi Agreement (collectively, the “Amendments”) do not purport to be complete and are qualified in their entirety by the copies of the Amendments, which are attached hereto as Exhibits 4.1, 4.2, and 4.3, respectively, and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Notes and the Amendments is hereby incorporated by reference.

ITEM 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Notes and the Amendments is hereby incorporated by reference.

ITEM 7.01	Regulation FD Disclosure.

On 20 June 2019 the Company issued a press release (the “Press Release”) announcing the restructuring of the Notes and the final conversion under  a separate note. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

4.1	SME Agreement

4.2	AFT Agreement

4.3	Blue Citi Agreement

99.1	Press Release issued by the Company on 20 June 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 20 June 2019	LANDSTAR, INC.

	By:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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